THE DIVERSIFIED INVESTORS FUNDS GROUP
                             4 Manhattanville Road
                            Purchase, New York 10577

January 27, 1997

Dear Shareholder:

On February 28, 1997 at _________(Eastern Time) we will hold a special meeting of shareholders of Diversified Investors Equity Growth Fund (the "Fund"), a series of The Diversified Investors Funds Group (the "Trust"), to vote on important proposals relating to the Fund.

VOTING ONLY TAKES A FEW MINUTES - PLEASE RESPOND PROMPTLY.

As a shareholder, you cast one vote for each share that you own. Every shareholder's vote is important, no matter how many shares you own.

Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card. Items 1, 2 and 3 have been carefully considered by the Board of Trustees of the Trust, which is responsible for protecting your interests as a shareholder. The Board of Trustees of the Trust believes that the proposals are fair and reasonable and recommends that you vote in favor of the proposals.

The proposals you will vote on for the Fund are summarized below. Complete information is contained in the enclosed Proxy Statement.

      ITEM 1. To consider and vote on approval of a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Chancellor LGT Asset Management, Inc.

      ITEM 2. To consider and vote on approval of an Amendment to the Investment Advisory Agreement between Equity Growth Portfolio, a series of Diversified Investors Portfolios, and Diversified Investment Advisors, Inc.

      ITEM 3. To consider and vote on ratification of the selection of Coopers & Lybrand L.L.P. as the independent certified public accountants of the Fund and Equity Growth Portfolio, a series of Diversified Investors Portfolios.

      ITEM 4. To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

After you have voted on Items 1, 2, and 3, please be sure to SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

This is your opportunity to voice your opinion on matters affecting the Fund. Your participation is extremely important, no matter how many or how few shares you own.

We appreciate your prompt response.  Thank you.

Sincerely,

Robert F. Colby
Secretary

                    DIVERSIFIED INVESTORS EQUITY GROWTH FUND

               a series of The Diversified Investors Funds Group
                             4 Manhattanville Road
                            Purchase, New York 10577
                           Telephone: (914) 697-8000

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          To be held February 28, 1997


A Special Meeting of Shareholders of DIVERSIFIED INVESTORS EQUITY GROWTH FUND (the "Fund"), a series of The Diversified Investors Funds Group (the "Trust"), will be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577, on February 28, 1997 at __________, Eastern Time, for the following purposes:

      ITEM 1. To consider and vote on approval of a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Chancellor LGT Asset Management, Inc.

      ITEM 2. To consider and vote on approval of an Amendment to the Investment Advisory Agreement between Equity Growth Portfolio, a series of Diversified Investors Portfolios, and Diversified Investment Advisors, Inc.

      ITEM 3. To consider and vote on ratification of the selection of Coopers & Lybrand L.L.P. as the independent certified public accountants of the Fund and Equity Growth Portfolio, a series of Diversified Investors Portfolios.

      ITEM 4. To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEMS 1, 2 AND 3.

Only shareholders of record on January 13, 1997 will be entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.

                                    Robert F. Colby, Secretary

January 27, 1997



YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOU PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSES OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                    DIVERSIFIED INVESTORS EQUITY GROWTH FUND
               a series of The Diversified Investors Funds Group
                             4 Manhattanville Road
                            Purchase, New York 10577
                           Telephone: (914) 697-8000

                                PROXY STATEMENT

This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being mailed by the Board of Trustees of The Diversified Investors Funds Group (the "Trust") on behalf of Diversified Investors Equity Growth Fund (the "Fund"), a series of the Trust, on or about January 27, 1997. They are being furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at the special meeting of shareholders of the Fund, or any adjournment thereof, to be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577, on February 28, 1997, _________, Eastern Time (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting.

The Fund is one of the thirteen series of the Trust, which is a registered investment company organized as a Massachusetts business trust under a Declaration of Trust dated as of April 23, 1993. The Fund was designated as a separate series of the Trust on April 23, 1993. The mailing address of the Trust is 4 Manhattanville Road, Purchase, New York 10577. The Fund seeks to achieve its investment objective by investing all of its investable assets in Equity Growth Portfolio (the "Portfolio"), a series of Diversified Investors Portfolios (the "Portfolio Series"), a registered investment company. The Portfolio has the same investment objective as the Fund. Shareholders of the Fund are being asked to vote on certain matters with respect to the Portfolio because the Portfolio has called a meeting of its investors to vote on such matters.

The Fund commenced operations on July 1, 1994. The annual report for the Fund for the period ended December 31, 1995, including audited financial statements, and the semi-annual report for the Fund for the period ended June 30, 1996 have previously been sent to shareholders and are available upon request without charge by contacting [INSERT NAME AND ADDRESS] or by calling the Trust toll-free at (800) 926-0044.

MANNER OF VOTING PROXIES AND VOTE REQUIRED

If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If no instructions are specified, shares will be voted for proposed Items 1, 2 and 3. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Secretary of the Trust.

If sufficient votes to approve the proposed Items 1, 2 and 3 are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting. When voting on a proposed adjournment, the persons named as proxies will vote all shares that they are entitled to vote with respect to each Item for the proposed adjournment, unless directed to disapprove the Item, in which case such shares will be voted against the proposed adjournment.

The presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote is required to constitute a quorum at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

The cost of soliciting proxies in the accompanying form, including the fees of a proxy soliciting agent, will be borne by the Fund. In addition to solicitation by mail, proxies may be solicited by the Board of Trustees of the Trust, officers, and regular employees and agents of the Trust without compensation therefor. The Fund may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

The close of business on January 13, 1997 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting. [__________] shares of the Fund, par value $0.00001 per share, were outstanding as of the close of business on the Record Date. Shareholders of record at the close of business on the Record Date will be entitled to one vote for each share held.

INTERESTS OF CERTAIN PERSONS

As of the Record Date, no Trustees or officers of the Trust owned beneficially or had the right to vote any outstanding shares of the Fund. [VERIFY.]

As of the Record Date, the following persons owned of record or had the right to vote 5% or more of the outstanding shares of the Fund:

Name and Address                       Amount and Nature         Percent
of Record Owner                        of Record Ownership       of Shares

Diversified Investment Advisors, Inc.  [_______________]         [---%]
4 Manhattanville Road
Purchase, New York 10577

[OTHERS?]

SUBMISSION OF CERTAIN PROPOSALS

The Trust is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Fund, or for the Trust as a whole, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

BACKGROUND

As disclosed in the Fund's Prospectus, the Fund is a SpokeSM fund within a two-tier, master/feeder mutual fund structure, also referred to as a Hub and Spoke(R) structure. Hub and Spoke(R) is a registered service mark of Signature Financial Group, Inc. In such Hub and Spoke(R) structure, the Fund, unlike other mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The Portfolio has the same investment objective as the Fund.

Diversified Investment Advisors, Inc., a Delaware corporation (the "Adviser"), 4 Manhattanville Road, Purchase, New York 10577, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated as of January 3, 1994 (the "Advisory Agreement"). The Advisory Agreement was most recently approved by the Board of Trustees of the Portfolio Series, including a majority of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of any party to such agreement (the "Independent Trustees") on November __, 1995. Subject to the terms of the Advisory Agreement, the Adviser is responsible for the management of the Portfolio, selects, subject to the review and approval of the Board of Trustees of the Portfolio Series, an appropriate subadviser to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board of Trustees of the Portfolio Series and reviews such subadviser's continued performance.

Jundt Associates, Inc. ("Jundt") is a [_______________] corporation with principal offices at 1550 Utica Avenue South, Suite 950, St. Louis Park, Minnesota 55416. Prior to November 15, 1996, Jundt served as the investment subadviser of the Portfolio pursuant to an Investment Subadvisory Agreement between Jundt and the Adviser (the "Jundt Investment Subadvisory Agreement"). The Jundt Investment Subadvisory Agreement was most recently approved by the Board of Trustees of the Portfolio Series, including a majority of the Independent Trustees on November __, 1995.

At a meeting of the Board of Trustees of the Portfolio Series held on November 12, 1996, the Board reviewed, at the Adviser's request, certain investment strategies for the Portfolio. The Board authorized the Adviser to terminate the Jundt Investment Subadvisory Agreement and enter into a new subadvisory agreement with Chancellor LGT Asset Management, Inc. ("Chancellor LGT"). The Adviser terminated the Jundt Investment Subadvisory Agreement effective November 15, 1996. The Adviser also entered into an Investment Subadvisory Agreement with Chancellor LGT dated as of November 15, 1996 (the "Chancellor LGT Investment Subadvisory Agreement").

In its negotiations with Chancellor LGT about the Chancellor LGT Investment Subadvisory Agreement, the Adviser has agreed to pay Chancellor LGT a lower subadvisory fee than that which was payable to Jundt under the Jundt Investment Subadvisory Agreement. Because of this lower fee payable by the Adviser to Chancellor LGT under the Chancellor LGT Investment Subadvisory Agreement, the Adviser has agreed to lower the fee to be paid to it by the Portfolio under the Advisory Agreement. The Adviser has not lowered its fee by the full amount of the difference between the Chancellor LGT and Jundt subadvisory fees. At the meeting of the Board of Trustees of the Portfolio Series held on November 12, 1996, the Board of Trustees authorized the Portfolio to enter into an Amendment to the Advisory Agreement (the "Amendment") to reflect the lower fee payable by the Portfolio to the Adviser for its services under the Advisory Agreement.

In accordance with the requirements of the 1940 Act, both the Chancellor LGT Investment Subadvisory Agreement and the Amendment to the Advisory Agreement must be approved by the holders of beneficial interests in the Portfolio. The Portfolio and the Fund have agreed that the shareholders of the Fund will be asked to vote on all matters on which the Fund is asked to vote as a holder of a beneficial interest in the Portfolio. The Trust will cast all of the Fund's votes with respect to the Chancellor LGT Investment Subadvisory Agreement and the Amendment to the Advisory Agreement in the same proportion as the votes of the Fund's shareholders cast at the Meeting on Items 1 and 2.

          ITEM 1. APPROVAL OR DISAPPROVAL OF CHANCELLOR LGT INVESTMENT
                             SUBADVISORY AGREEMENT

THE JUNDT AND THE CHANCELLOR LGT INVESTMENT SUBADVISORY AGREEMENTS

The terms of the Chancellor LGT Investment Subadvisory Agreement are similar to those of the Jundt Investment Subadvisory Agreement, with the exception of the identity of the service provider, the effective date and termination date and the compensation payable to the service provider by the Adviser. A description of the investment advisory fees to be paid to Chancellor LGT by the Adviser is set forth below under the caption "Investment Advisory Fees." The Chancellor LGT Investment Subadvisory Agreement became effective on November 15, 1996 and, if approved by the vote of the holders of a "majority of the outstanding voting securities" (as such term is defined below) of the Portfolio, will continue in effect for a two-year period from November 15, 1996, and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. The Chancellor LGT Investment Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Portfolio Series or by the vote of a "majority of the outstanding voting securities" of the Portfolio or by the Adviser. The Chancellor LGT Investment Subadvisory Agreement may also be terminated by Chancellor LGT upon 90 days' advance written notice to the Adviser. The Chancellor LGT Investment Subadvisory Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Under the Chancellor LGT Investment Subadvisory Agreement, as under the Jundt Investment Subadvisory Agreement, Chancellor LGT will furnish continuing portfolio management services to the Portfolio, subject always to the provisions of the 1940 Act and to the investment objectives, policies, procedures and restrictions imposed by the Portfolio's then current Registration Statement under the 1940 Act. Investment management decisions of Chancellor LGT will be made by committee and not by managers individually. Chancellor LGT will also provide the Adviser with such investment advice and reports and data as are requested by the Adviser.

Like the Jundt Investment Subadvisory Agreement, the Chancellor LGT Investment Subadvisory Agreement provides that Chancellor LGT shall be responsible only for managing the assets of the Portfolio in good faith and in accordance with investment guidelines, and shall have no responsibility whatsoever for, and shall incur no liability on account of, (i) diversification, selection or establishment of such investment guidelines, (ii) advice on, or management of, any other assets for the Adviser, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, and shall be indemnified by the Adviser for any loss in carrying out the terms and provisions of the agreement, including reasonable attorney's fees, indemnification to brokers and commission merchants, fines, taxes, penalties and interest. Chancellor LGT, however, shall be liable for any liability, damages, or expenses of the Adviser arising out of the negligence, malfeasance or violation of applicable law by it or any of its employees in providing management under the Chancellor LGT Investment Subadvisory Agreement; and, in such cases, the indemnification by the Adviser referred to above shall be inapplicable.

Shareholders should refer to Exhibit A attached hereto for the complete terms of the Chancellor LGT Investment Subadvisory Agreement, and the description of the Chancellor LGT Investment Subadvisory Agreement set forth herein is qualified in its entirety by the provisions of the Chancellor LGT Investment Subadvisory Agreement as set forth in such Exhibit.

INVESTMENT ADVISORY FEES

Under the Chancellor LGT Investment Subadvisory Agreement, the Adviser (not the Portfolio) pays Chancellor LGT for its services on the basis of the annual fee schedule set forth below:

                          Chancellor LGT Fee Schedule

               .50% of the aggregate net assets of the Portfolio
                    applied to the first $50 million dollars
               .30% of the aggregate net assets of the Portfolio
                    applied to the next $75 million dollars
               .25% of the aggregate net assets of the Portfolio
                    applied to the next $75 million dollars
               .20% of the aggregate net assets of the Portfolio
                               applied thereafter

Aggregate net assets are equal to the total market value of the Portfolio. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets in the Portfolio by the fee schedule and dividing by twelve. The fee will be paid quarterly.

Under the Jundt Investment Subadvisory Agreement, the Adviser (not the Portfolio) paid Jundt for its services on the basis of the annual fee schedule set forth below:

                               Jundt Fee Schedule

                  September 24, 1993 through January 31, 1994:
                          .50% of aggregate net assets

                        February 1, 1994 and thereafter:
         .625% of aggregate net assets or 50% of the Portfolio's asset charge to participants if this charge exceeded 1.25%

Aggregate net assets were equal to the total market value of the Portfolio. Fees were calculated monthly by multiplying the arithmetic average of the beginning and ending monthly net assets of the Portfolio by the fee schedule and dividing by twelve. Fees were paid by the Adviser quarterly.

Approval of the Chancellor LGT Investment Subadvisory Agreement, by itself, would have no effect upon the amount of advisory fees paid by the Portfolio to the Adviser. The Adviser, not the Portfolio, pays investment advisory fees to Chancellor LGT as a subadviser to the Portfolio. Chancellor LGT will receive from the Adviser a lower level of compensation than the Adviser would have paid to Jundt under the Jundt Investment Subadvisory Agreement. Because Chancellor LGT will receive a lower level of fees from the Adviser and because the Adviser's fees will not decrease by an equal amount even if the Amendment to the Advisory Agreement described under Item 2 is approved, the Adviser will be able to retain more of the fees paid to it by the Portfolio.

Fees accrued to Jundt for services provided pursuant to the Jundt Investment Subadvisory Agreement for the period from January 1, 1996 to December 31, 1996 were [$_________]. Neither Jundt nor any affiliated person of Jundt nor any affiliated person of such person received any other fees from the Adviser or from the Portfolio for services provided to the Portfolio during the fiscal year of the Portfolio ended December 31, 1996. There were no other material payments by the Adviser or the Portfolio to Jundt, any affiliated person of

Jundt, or any affiliated person of such person, during the fiscal year of the Portfolio ended December 31, 1996.

Fees that would have accrued to Chancellor LGT for services provided pursuant to the Chancellor LGT Investment Subadvisory Agreement for the period from January 1, 1996 to December 31, 1996, had the Chancellor LGT Investment Subadvisory Agreement been in effect for such period, would have been [$_________], a [____%] decrease in the amount of fees paid to Jundt for such period under the Jundt Investment Subadvisory Agreement.

As of December 31, 1996, the Portfolio had net assets of [$________________].

For the most recently completed fiscal year of the Portfolio, no commissions were paid to any broker that (i) is an affiliated person of the Portfolio, or
(ii) is affiliated with any such person described in clause (i) of this paragraph, or (iii) an affiliated person of which is an affiliated person of the Portfolio, the Adviser, Jundt, Chancellor LGT, or the administrator or distributor of the Portfolio.

INFORMATION REGARDING CHANCELLOR LGT

Chancellor LGT, a California corporation, was formed in 1996 as a result of the merger between LGT Asset Management, Inc., a wholly-owned subsidiary of Liechtenstein Global Trust AG ("LGT"), and Chancellor Capital Management, Inc. ("CCMI"), a wholly-owned subsidiary of LGT which was acquired by LGT in 1996. Chancellor LGT is a wholly-owned subsidiary of LGT. The principal address of Chancellor LGT is 1166 Avenue of the Americas, New York, New York 10036. Chancellor LGT and its worldwide affiliates, including LGT Bank in Liechtenstein, formerly Bank of Liechtenstein, comprise LGT. LGT is a provider of global asset management and private banking products and services to individual and institutional investors. LGT is controlled by the Prince of Liechtenstein Foundation, which serves as the parent organization for the various business enterprises of the Princely Family of Liechtenstein. The principal business address of the Prince of Liechtenstein Foundation is Herrengasse 12, FL-9490, Vaduz, Liechtenstein. As of December 31, 1996, total assets under management by Chancellor LGT for clients that are managed in a similar manner as the Portfolio is expected to be managed by Chancellor LGT were approximately $__________, $____________ of which were assets of registered investment companies.

Listed below are the names, positions and principal occupations of the directors and the principal executive officer of Chancellor LGT. The principal business address of each director and principal executive officer, as it relates to his or her duties at Chancellor LGT, is the same as that of Chancellor LGT unless noted below.

                      POSITION AND OFFICES WITH
      NAME                  CHANCELLOR LGT            OTHER EMPLOYMENT


David A. Minella      Chairman of the Board       Mr. Minella is Chairman of
                                                  the Board and President of
                                                  LGT Asset Management, Inc.
                                                  ("LGTAM"), a Director of LGT,
                                                  President of the Asset
                                                  Management Division of LGT
                                                  and a Director of Bank of
                                                  Liechtenstein ("BIL).

H.S.H. Prince         Director                    H.S.H. Prince Philipp is
Philipp von und zu                                Chairman and Chief Executive
Liechtenstein                                     Officer of LGT and BIL and a
Liechtenstein Global                              Director of LGTAM.
Trust, AG
Herrengasse 12
FL-9490
Vaduz,
Liechtenstein

Warren E. Shaw        Director, Chief             Mr. Shaw is Director and
                      Executive Officer           Global Chief Investment
                      and Chief Investment        Officer of the Asset
                      Officer                     Management Division of LGT
                                                  and LGTAM.

Penny Zuckerwise      Director, President         Ms. Zuckerwise is a Director
                      and Chief Operating         and Chief Operating Officer
                      Officer                     of LGTAM and a Director of
                                                  the Asset Management Division
                                                  of LGT.

Ellen H. Adams        Director and Head of North  Ms. Adams is a Director and
                      American Equities           Head of North American
                                                  Equities of LGTAM.

Nina Lesavoy          Director and Head of North  MS. Lesavoy as a Director and
                      American Institutional      Head of North American
                      Distribution                Institutional Distribution of
                                                  LGTAM and a Director of the
                                                  Asset Management Division of
                                                  LGT.

Jeffrey M. Trongone   Director and Chief          Mr. Trongone is a Director
                      Financial Officer           and Chief Financial Officer
                                                  of LGTAM.

Rachel L. Arfa        Director and Chief          Chief Legal Officer of LGTAM.
                      Legal Officer

Merry Quackenbush     Director and Head of        Head of Business Integration,
                      Business Integration,       Strategy and Planning of
                      Strategy and Planning       LGTAM.

John G. Greenwood     Director and Chief          Mr. Greenwood is Chief
Chancellor LGT        Economist                   Economist of LGTAM.
Asset Management,
Inc.
50 California Street
San Francisco, CA
94111

There have been no purchases or sales of any interests in Chancellor LGT or LGT or any of Chancellor LGT's or LGT's subsidiaries since the beginning of the most recently completed fiscal year by any of the Trustees of the Portfolio Series or any of the Trustees of the Trust. No officer or Trustee of the

Portfolio Series or the Trust is an officer, employee, director or shareholder of Chancellor LGT or LGT or has any other material direct or indirect interest in Chancellor LGT or LGT or any other person controlling, controlled by or under common control with Chancellor LGT. Since January 1, 1996, none of the Trustees of the Portfolio Series or the Trust has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Chancellor LGT, LGT or any subsidiary of Chancellor LGT or LGT was or is to be a party.

Chancellor LGT does not manage the assets of any other investment companies in the manner in which the Portfolio is expected to be managed.

THE EVALUATION BY THE BOARD OF TRUSTEES

The Board of Trustees of the Portfolio Series authorized the Adviser to terminate the Jundt Investment Subadvisory Agreement and approved the Chancellor LGT Investment Subadvisory Agreement at a meeting held on November 12, 1996.

Before authorizing the Adviser to terminate the Jundt Investment Subadvisory Agreement or approving the Chancellor LGT Investment Subadvisory Agreement, the Board of Trustees of the Portfolio Series considered information with respect to Jundt's performance under the Jundt Investment Subadvisory Agreement and whether the Chancellor LGT Investment Subadvisory Agreement was in the best interests of the Portfolio and its holders of beneficial interests. The Trustees considered the nature and quality of services expected to be provided by Chancellor LGT and reviewed and discussed information regarding fees, expense ratios and performance. In evaluating Chancellor LGT's ability to provide services to the Portfolio, the Trustees considered information as to Chancellor LGT's business organization, financial resources, personnel and other matters. The Trustees compared the investment performance of certain accounts advised by Chancellor LGT having investment objectives similar to the Portfolio against various benchmarks and to the investment performance of the Portfolio's assets as managed by Jundt. The Trustees also compared the amount of fees to be paid to Chancellor LGT by the Adviser under the Chancellor LGT Investment Subadvisory Agreement to the amount of fees paid to Jundt by the Adviser under the Jundt Investment Subadvisory Agreement.

The Board of Trustees of the Portfolio Series also considered that under circumstances in which best price and execution may be obtained from more than one broker or dealer, Chancellor LGT may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to Chancellor LGT. Although certain research, market and statistical information from brokers and dealers can be useful to the Portfolio and Chancellor LGT, Chancellor LGT has advised that such information is, in its opinion, only supplementary to Chancellor LGT's own research activities and the information must still be analyzed, weighed and reviewed by Chancellor LGT. It was noted that such information may be useful to Chancellor LGT in providing services to clients other than the Portfolio. Conversely, it was noted that information provided to Chancellor LGT by brokers and dealers through whom other clients of Chancellor LGT effect securities transactions may be useful to Chancellor LGT in providing services to the Portfolio.

Based upon its review, the Board of Trustees of the Portfolio Series concluded that (a) for relevant periods Jundt's investment performance underperformed both the relevant benchmarks and Chancellor LGT's performance in managing assets of equity growth clients, (b) the terms of the Chancellor LGT Investment Subadvisory Agreement are reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and (c) the fees provided in the Chancellor LGT Investment Subadvisory Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees of the Portfolio Series, including all of the Independent Trustees, unanimously authorized the Adviser to terminate the Jundt Investment Subadvisory Agreement, approved the Chancellor LGT Investment Subadvisory Agreement and voted to recommend its approval by the holders of beneficial interests in the Portfolio.

REQUIRED VOTE

Approval of the Chancellor LGT Investment Subadvisory Agreement will require the approval of "a majority of the outstanding voting securities" (as defined below) of the Portfolio present in person or represented by proxy at a meeting of the holders of the beneficial interests in the Portfolio. Under the 1940 Act, a "majority of the outstanding voting securities" of an issuer means the affirmative vote by the lesser of (a) 67% or more of the issuer's voting securities present at a meeting if the holders of more than 50% of the issuer's outstanding voting securities are present in person or represented by proxy or
(b) more than 50% of the issuer's outstanding voting securities (the "1940 Act Majority"). The Portfolio and the Fund have agreed that the shareholders of the Fund will be asked to vote on all matters on which the Fund is asked to vote as a holder of a beneficial interest in the Portfolio. The Trust will cast all of the Fund's votes with respect to the Chancellor LGT Investment Subadvisory Agreement in the same proportion as the votes of the Fund's shareholders cast at the Meeting on this Item 1. The percentage of the Fund's votes representing shareholders of the Fund not voting at the Meeting will be voted by the Trust in the same proportion as those cast by shareholders of the Fund who do, in fact, vote.

Because there are holders of beneficial interests in the Portfolio besides the Fund, it is possible that the Chancellor LGT Investment Subadvisory Agreement will not be approved by the requisite vote, even if the Chancellor LGT Investment Subadvisory Agreement is approved by a 1940 Act Majority of the outstanding voting securities of the Fund. It is also possible that the Chancellor LGT Investment Subadvisory Agreement will be approved by the requisite vote, even if the Chancellor LGT Investment Subadvisory Agreement is not approved by a 1940 Act Majority of the outstanding voting securities of the Fund.

In the event that the Chancellor LGT Investment Subadvisory Agreement does not receive the requisite shareholder approval, the Adviser would negotiate a new investment subadvisory agreement with a different advisory organization or make other appropriate arrangements, in either event subject to approval in accordance with the 1940 Act.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND
   VOTE FOR APPROVAL OF THE CHANCELLOR LGT INVESTMENT SUBADVISORY AGREEMENT.

                ITEM 2. APPROVAL OR DISAPPROVAL OF AN AMENDMENT
                           TO THE ADVISORY AGREEMENT

THE AMENDMENT TO THE ADVISORY AGREEMENT

The proposed Amendment to the Advisory Agreement lowers the compensation payable to the Adviser by the Portfolio under the Advisory Agreement. Under the Advisory Agreement as currently in effect, the Portfolio pays the Adviser for its services a fee accrued daily and payable monthly at an annual rate equal to
 .70% of the Portfolio's average daily net assets. Under the Advisory Agreement as amended by the Amendment, the Portfolio will pay the Adviser for its services a fee accrued daily and payable monthly at an annual rate equal to
 .62% of the Portfolio's average daily net assets.

The proposed Amendment does not pass through to investors the entire benefit to the Adviser of the lower fee payable by the Adviser to Chancellor LGT under the Chancellor LGT Investment Subadvisory Agreement than that which was payable by the Adviser to Jundt under the Jundt Investment Subadvisory Agreement. As a result, the Adviser will retain more of the fees payable to it by the Portfolio under the Advisory Agreement as amended by the Amendment.

Fees accrued to the Adviser for services provided pursuant to the Advisory Agreement for the period from January 1, 1996 to December 31, 1996 were [$_________]. Neither the Adviser nor any affiliated person of the Adviser nor any affiliated person of such person received any other fees from the Portfolio for services provided to the Portfolio during the fiscal year of the Portfolio ended December 31, 1996. There were no other material payments by the Portfolio to the Adviser, any affiliated person of the Adviser, or any affiliated person of such person, during the fiscal year of the Portfolio ended December 31, 1996.

Fees that would have accrued to the Adviser for services provided pursuant to the Advisory Agreement as amended by the Amendment for the period from January 1, 1996 to December 31, 1996, had the Amendment to the Advisory Agreement been in effect for such period, would have been [$_________], a [____%] decrease in the amount of fees paid to the Adviser for such period under the Advisory Agreement.

All other terms of the Advisory Agreement will remain the same. The Adviser's obligations under the Advisory Agreement will remain the same in all respects and there will be no reduction in the services provided by the Adviser to the Portfolio. The Advisory Agreement became effective on January 3, 1994 and may be terminated at any time without the payment of any penalty by the Board of Trustees of the Portfolio Series or by the vote of a "majority of the outstanding voting securities" of the Portfolio on 60 days' written notice to the Adviser or by the Adviser on 90 days' written notice to the Portfolio. The Advisory Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Shareholders should refer to Exhibit B attached hereto for the complete terms of the Amendment to the Advisory Agreement, and the description of the Amendment to the Advisory Agreement set forth herein is qualified in its entirety by the provisions of the Amendment to the Advisory Agreement as set forth in such Exhibit.

THE EVALUATION BY THE BOARD OF TRUSTEES

The Board of Trustees of the Portfolio Series approved the Amendment to the Advisory Agreement at a meeting held on November 12, 1996.

Before approving the Amendment to the Advisory Agreement, the Board of Trustees of the Portfolio Series considered information with respect to Diversified's performance under the Advisory Agreement and whether the Advisory Agreement, as amended by the Amendment, was in the best interests of the Portfolio and its holders of beneficial interests. The Trustees considered the nature and quality of services provided by Diversified under the Advisory Agreement and the representations from Diversified that the nature and quality of such services provided by Diversified would remain the same under the Advisory Agreement as amended by the Amendment. The Trustees also considered the amount of fees to be paid to the Adviser under the Advisory Agreement as amended by the Amendment in relation to the amount of fees to be paid to Chancellor LGT by the Adviser under the Chancellor LGT Investment Subadvisory Agreement.

Based upon its review, the Board of Trustees of the Portfolio Series concluded that (a) terms of the Amendment to the Advisory Agreement are reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and (b) the fees provided in the Advisory Agreement as amended by the Amendment are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees of the Portfolio Series, including all of the Independent Trustees, unanimously approved the Amendment to the Advisory Agreement and voted to recommend its approval by the holders of beneficial interests in the Portfolio.

REQUIRED VOTE

Approval of the Amendment to the Advisory Agreement will require the approval of the 1940 Act Majority of the outstanding voting securities of the Portfolio present in person or represented by proxy at a meeting of the holders of the beneficial interests of the Portfolio. The Portfolio and the Fund have agreed that the shareholders of the Fund will be asked to vote on all matters on which the Fund is asked to vote as a holder of a beneficial interest in the Portfolio. The Trust will cast all of the Fund's votes with respect to the Amendment to the Advisory Agreement in the same proportion as the votes of the Fund's shareholders cast at the Meeting on this Item 2. The percentage of the Fund's votes representing shareholders of the Fund not voting at the Meeting will be voted by the Trust in the same proportion as those cast by shareholders of the Fund who do, in fact, vote.

Because there are holders of beneficial interests in the Portfolio besides the Fund, it is possible that the Amendment to the Advisory Agreement will not be approved by the requisite vote, even if the Amendment to the Advisory Agreement is approved by a 1940 Act Majority of the outstanding voting securities of the Fund. It is also possible that the Amendment to the Advisory Agreement will be approved by the requisite vote, even if the Amendment to the Advisory Agreement is not approved by a 1940 Act Majority of the outstanding voting securities of the Fund.

Adoption of the Amendment to the Advisory Agreement pursuant to this Item 2 is contingent upon the approval of the Chancellor LGT Investment Subadvisory Agreement under Item 1.

In the event that the Amendment to the Advisory Agreement does not receive the requisite shareholder approval or in the event that the Chancellor LGT Investment Subadvisory Agreement is not approved, the Adviser will continue to provide advisory services to the Portfolio under the Advisory Agreement as currently in effect.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE AMENDMENT TO THE ADVISORY AGREEMENT.


                ITEM 3. RATIFICATION OR REJECTION OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

   It is intended that proxies cast by the Fund's shareholders not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the Trustees of the Trust who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust, of Coopers & Lybrand L.L.P. under
Section 32(a) of the 1940 Act as independent public accountants to certify every financial statement of the Fund required by any law or regulation to be certified by independent public accountants and filed with the Securities and Exchange Commission (the "SEC") in respect of all or any part of the fiscal year of the Fund ending December 31, 1997. Coopers & Lybrand L.L.P. has no direct or material indirect interest in the Fund.

   Coopers & Lybrand L.L.P. has served as the Fund's independent certified public accountants since the commencement of operations on July 1, 1994, providing audit services and consultation with respect to the preparation of filings with the SEC.

   Coopers & Lybrand L.L.P. has also served as the Portfolio's independent certified public accountants since the commencement of operations on January 3, 1994. The Portfolio has requested the ratification by its holders of beneficial interests (including the Fund) of such selection. Therefore, the Fund's shareholders are also being asked to ratify the selection of Coopers & Lybrand L.L.P. as independent certified public accountants of the Portfolio. It is intended that proxies cast by the Fund's shareholders not voted to the contrary will be voted in favor of ratifying the selection of Coopers & Lybrand L.L.P. under Section 32(a) of the 1940 Act as independent public accountants for the Portfolio, to certify every financial statement of the Portfolio required by any law or regulation to be certified for the fiscal year ending December 31, 1997. Coopers & Lybrand L.L.P. has no direct or material indirect interest in the Portfolio.

      Representatives of Coopers & Lybrand L.L.P. are not expected to be present at the Meeting.

REQUIRED VOTE

      Ratification of the selection of Coopers & Lybrand L.L.P. as the independent certified public accountants of the Fund will require a 1940 Act Majority of the outstanding voting securities of the Fund, present in person or represented by proxy at the Meeting.

      Ratification of the selection of Coopers & Lybrand L.L.P. as the independent certified public accountants of the Portfolio will require the vote of a 1940 Act Majority of the outstanding voting securities of the Portfolio present in person or represented by proxy at a meeting of the holders of the beneficial interests in the Portfolio. The Portfolio and the Fund have agreed that the shareholders of the Fund will be asked to vote on all matters on which the Fund is asked to vote as a holder of a beneficial interest in the Portfolio. The Trust will cast all of the Fund's votes with respect to the selection of Coopers & Lybrand L.L.P. as independent certified public accountants of the Portfolio in the same proportion as the votes of the Fund's shareholders cast at the Meeting on this Item 3. The percentage of the Fund's votes representing shareholders of the Fund not voting at the Meeting will be voted by the Trust in the same proportion as those cast by shareholders of the Fund who do, in fact, vote.

      THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUND AND FOR THE PORTFOLIO.

                             ITEM 4. OTHER BUSINESS

The management of the Trust knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in such proxy.

                             ADDITIONAL INFORMATION

The Fund's Distributor is Diversified Investors Securities Corp., 4 Manhattanville Road, Purchase, New York 10577. The Fund's Administrator and Transfer Agent is Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577.

YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.


                          By Order of the Board of Trustees,


                          Robert F. Colby, Secretary

January 27, 1997

                                                                      EXHIBIT A

                        INVESTMENT SUBADVISORY AGREEMENT


      INVESTMENT SUBADVISORY AGREEMENT, dated as of November 15,
1996, by and between Diversified Investment Advisors, Inc., a
Delaware corporation ("Diversified") and Chancellor LGT Asset
Management, Inc. ("Subadvisor").

                                  WITNESSETH:

      WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940 and has been retained to provide investment advisory services to the Equity Growth Portfolio, a series of Diversified Investors Portfolios ("Portfolio"), a diversified open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"); and

      WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio management services in connection with Diversified's investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

      1. Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the "Advisory Agreement"), Diversified hereby appoints the Subadvisor to perform the portfolio investment advisory services described herein for the investment and reinvestment of the Portfolio's assets, subject to the control and direction of Diversified and the Portfolio's Board of Trustees, for the period and on the terms hereinafter set forth.

      The Subadvisor shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Portfolio's assets. The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio's then-current Prospectus and Statement of Additional Information ("SAI"). The Subadvisor will not supervise the investment of cash. Cash in the Fund will be invested by Diversified who shall be solely responsible for the investment of such cash.

      In particular, the Subadvisor shall: (i) continuously review, supervise and administer the investment program of the Portfolio; (ii) monitor regularly the relevant securities for the Portfolio to determine if adjustments are warranted and, if so, to make such adjustments on a periodic basis; (iii) determine, in the Subadvisor's discretion, the securities to be purchased or sold or exchanged in order to keep the Portfolio in balance with its designated investment strategy; (iv) determine, in the Subadvisor's discretion, whether to exercise warrants or other rights with respect to the Portfolio's securities;
(v) determine, in the Subadvisor's discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Portfolio; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all assets of the Portfolio on the last day of such month, rates of return, and

(c) such other information relating to the Portfolio as Diversified may reasonably request; (vii) meet at least four times per year with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Portfolio; (viii) provide the Portfolio with records concerning the Subadvisor's activities which the Portfolio is required to by law maintain; and (ix) render regular reports to the Portfolio's officers and Directors concerning the Subadvisor's discharge of the foregoing responsibilities.

      The Subadvisor shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised. Should the Board of Trustees of the Portfolio at any time, however, make any definite determination as to investment policy and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked.

      The Subadvisor shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of Portfolio securities for the Portfolio's account with brokers or dealers selected by it, and to that end the Subadvisor is authorized as the agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. In connection with the selection of such brokers or dealers and the placing of such orders, the Subadvisor is directed to seek for the Portfolio, in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Subadvisor or the Portfolio, subject to any applicable laws, rules and regulations.

      2. Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses including, without limitation, compensation and out-of-pocket expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

      3. Compensation of the Subadvisor. For the services to be rendered, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

      4. Covenants and Representations of the Subadvisor. The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, will not take a long or short position in the shares of the Portfolio except as permitted by the Portfolio's Articles, and will comply with all other provisions of the Portfolio's Articles and By-Laws and any current Prospectus of the Portfolio.

      5. Limits on Duties. The Subadvisor shall be responsible only for managing the assets in good faith and in accordance with the investment guidelines, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) diversification or selection of such investment guidelines, (ii) advice on, or management of, any other assets for Diversified,
(iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, and shall be indemnified by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney's fees, indemnification to brokers and commission merchants, fines, taxes, penalties and interest. Subadvisor, however, shall be liable for any liability, damages, or expenses of Diversified arising out of the negligence, malfeasance or violation of applicable law by it or any of its employees in providing management under this Agreement; and, in such cases, the indemnification by Diversified, referred to above shall be inapplicable.

      The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon any document which it reasonably believes to be genuine and to have been signed by the proper person or persons.

      6. Exclusivity of the Subadvisor. Subadvisor represents to Diversified that for so long as the total assets under Subadvisor's management for the Portfolio equal or exceed the total assets of the Portfolio as of November 14, 1996, Subadvisor will not act in a subadvisory capacity to any Comparable Commingled Fund(s) (utilizing the Subadvisor's Select Growth investment discipline as presented to the Board of Directors of Diversified Investors' Portfolios on November 12, 1996). For purposes of this Section 6, a "Comparable Commingled Fund" means any domestic commingled portfolio for the investment of pension assets and whose sponsor has designed such portfolio for use in Diversified's target market. (See Schedule C).

      7. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" to this Agreement or of the Subadvisor or Diversified at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. However, if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Subadvisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and Rules thereunder.

      This Agreement may be terminated at any time without the payment of any penalty by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 90 days' advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

      This Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

      The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

      8. Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor on behalf of the Portfolio are the property of the Portfolio and will be surrendered promptly to the Portfolio on request.

      9. Survival of Compensation Rates. All rights to compensation under this Agreement shall survive the termination of this Agreement.

      10. Entire Agreement. This Agreement states the entire agreement of the parties with respect to management of the Portfolio and may not be amended except in a writing signed by the parties.

      11. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

      12. Change of Management and Pending Litigation. Subadvisor represents to Diversified that it will disclose to Diversified as soon as it has knowledge of any significant change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy. In addition, Subadvisor represents to Diversified that it will similarly disclose to Diversified, as soon as it has knowledge, the existence of any pending or threatened significant legal action being brought against it whether in the form of a lawsuit or an investigation by any federal or state governmental agency.

      Diversified represents to Subadvisor that any information received by Diversified pursuant to this section will be kept strictly confidential.

      13. Use of Name. Subadvisor hereby agrees that Diversified may use the Subadvisor's name in its marketing or advertising materials. Diversified agrees to allow the Subadvisor to examine and approve any such materials prior to use.

      IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                          Diversified Investment Advisors, Inc.


                          By: /s/ John T. Hughes

                          Chancellor LGT Asset Management, Inc.


                          By: /s/ Eileen Cohen

                                   SCHEDULE A


                         INVESTMENT ADVISORY AGREEMENT


      AGREEMENT made as of January 3, 1994 by and between the Equity Growth Portfolio, a series of Diversified Investors Portfolios (herein called the "Portfolio"), and Diversified Investment Advisors, Inc. a Delaware corporation (herein called
"Diversified").

      WHEREAS, the Portfolio is registered as a diversified, open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

      WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940; and

      WHEREAS, the Portfolio desires to retain Diversified to render investment advisory services, and Diversified is willing to so render such services on the terms hereinafter set forth;

      NOW, THEREFORE, this Agreement


                                  WITNESSETH:


      In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

      1. The Portfolio hereby appoints Diversified to act as investment advisor to the Portfolio for the period and on the terms set forth in this Agreement. Diversified accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

      2. (a) Diversified shall, at its expense, (i) employ sub-advisors or associate with itself such entities as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

           (b) The Portfolio shall be responsible for all of its expenses and liabilities, including, but not limited to: compensation and out-of-pocket expenses of Trustees not affiliated with any subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

      3. (a) Subject to the general supervision of the Board of Trustees of the Portfolio, Diversified shall formulate and provide an appropriate investment program on a continuous basis in connection with the management of the Portfolio, including research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

      Diversified will determine the securities to be purchased, sold, lent, exchanged or otherwise disposed of or acquired by the Portfolio in accordance with predetermined guidelines as set forth from time to time in the Portfolio's then-current prospectus and Statement of Additional Information ("SAI") and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. In placing orders with brokers and dealers, Diversified will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, Diversified may, to the extent permitted by law, purchase and sell Portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolio and/or other accounts over which Diversified or any of its affiliates exercises investment discretion.

      Subject to the review of the Portfolio's Board of Trustees from time to time with respect to the extent and continuation of the policy, Diversified is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Diversified determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Diversified with respect to the accounts as to which it exercises investment discretion.

      In placing orders with brokers and/or dealers, Diversified intends to seek best price and execution for purchases and sales and may effect transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Portfolio are "reasonable and fair" compared to commissions received by other broker-dealers having comparable execution capability in connection with comparable transactions involving similar securities and provided that the transactions in connection with which such commissions are paid are effected pursuant to procedures established by the Board of the Trustees of the Portfolio. All transactions are effected pursuant to written authorizations from the Portfolio conforming to the requirements of Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Pursuant to such authorizations, an affiliated broker-dealer may transmit, clear and settle transactions for the Portfolio that are executed on a securities exchange provided that it arranges for unaffiliated brokers to execute such transactions.

      Diversified shall determine from time to time the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised, provided, however, that should the Board of Trustees at any time make any definite determination as to investment policy and notify Diversified thereof in writing, Diversified shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Diversified will determine what portion of securities owned by the Portfolio shall be invested in securities described by the policies of the Portfolio and what portion, if any, should be held uninvested. Diversified will determine whether and to what extent to employ various investment techniques available to the Portfolio. In effecting transactions with respect to securities or other property for the account of the Portfolio, Diversified may deal with itself and its affiliates, with the Trustees of the Portfolio or with other entities to the extent such actions are permitted by the 1940 Act.

           (b) Diversified also shall provide to the Portfolio administrative assistance in connection with the operation of the Portfolio, which shall include compliance with all reasonable requests of the Portfolio for information, including information required in connection with the Portfolio's filings with the Securities and Exchange Commission and state securities commissions.

           (c) As a manager of the assets of the Portfolio, Diversified shall make investments for the account of the Portfolio in accordance with Diversified's best judgment and within the Portfolio's investment objectives, guidelines, and restrictions, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

           (d) Diversified shall furnish to the Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Portfolio's officers or Board of Trustees shall reasonably request.

           (e) On occasions when Diversified deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, Diversified, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Diversified may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Diversified in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

           (f) Diversified shall also provide the Portfolio with the following services as may be required:

           (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Portfolio and for performing administrative and management functions;

           (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio's transfer agent, custodian and other independent contractors or agents;

           (iii)preparing and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, registration fee filings, semi-annual and annual reports to investors, proxy statements and tax returns;

           (iv) preparation of agendas and supporting documents for and minutes of meeting of Trustees, committees of Trustees and investors; and

           (v)  maintaining books and records of the Portfolio.

      4. Diversified shall give the Portfolio the benefit of Diversified's best judgment and efforts in rendering services under this Agreement. As an inducement to Diversified's undertaking to render these services, the Portfolio agrees that Diversified shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever provided that nothing in this Agreement shall be deemed to protect or purport to protect Diversified against any liability to the Portfolio or its investors to which Diversified would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

      5. In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to .70% of the Portfolio's average daily net assets. If the fees payable to Diversified pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Portfolio shall be computed in the manner specified in its Regulation Statement on Form N-1A for the computation of net asset value. For purposes of this Agreement, a "business day" is any day the New York Stock Exchange is open for trading.

      In compliance with the requirements of Rule 31a-3 under the 1940 Act, Diversified hereby agrees that all records which it maintains for the Portfolio are property of the Portfolio and further agrees to surrender promptly to the Portfolio any such records upon the Portfolio's request. Diversified further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

      6. This Agreement shall be effective as to the Portfolio as of the date the Portfolio commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Portfolio and the investor(s) in the Portfolio in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect as to the Portfolio for successive periods of 12 months each, provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and either (a) by the vote of a majority of the full Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to Diversified, or by Diversified as to the Portfolio at any time, without payment of any penalty, on 90 days' written notice to the Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meanings as such terms have in the 1940 Act and the rule and regulatory constructions thereunder).

      7. Except to the extent necessary to perform Diversified's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Diversified, or any affiliate of Diversified, or any employee of Diversified, to engage in any other business or devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

      8. The investment management services of Diversified to the Portfolio under this Agreement are not to be deemed exclusive as to Diversified and Diversified will be free to render similar services to others.

      Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

      No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

      This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

      9. This Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of 1940 Act.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.


Attest:                        Diversified Investments Portfolios


/s/ John Hughes                By:/s/ Tom Schlossberg
                                  Chairman and President


Attest:                        Diversified Investment Advisors, Inc.


/s/ Catharine A. Mohr          By:/s/ Gerald L. Katz
                                  Vice President and CFO

                                   SCHEDULE B



The Subadvisor shall be compensated for its services under this Agreement on the basis of the below-described annual fee schedule. The fee schedule shall only be amended by agreement between the parties.


                                  FEE SCHEDULE


               .50% of the aggregate net assets of the Portfolio
                    applied to the first $50 million dollars

               .30% of the aggregate net assets of the Portfolio
                    applied to the next $75 million dollars

               .25% of the aggregate net assets of the Portfolio
                    applied to the next $75 million dollars

               .20% of the aggregate net assets of the Portfolio
                               applied thereafter


Aggregate net assets are equal to the total market value of the Portfolio. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets in the Portfolio by the fee schedule and dividing by twelve. The fee will be paid quarterly.

                                   SCHEDULE C



Target market for 401(a) plans is those plans with assets between $1 and $50 million.

For 403(b) plans, the target market is those plans that have an employee base between 300 - 2000 lives, and with assets between $1 and $15 million.

                                                                      EXHIBIT B



                             AMENDMENT NO. 1 TO THE
              INVESTMENT ADVISORY AGREEMENT DATED JANUARY 3, 1994
                                    BETWEEN
                      EQUITY GROWTH PORTFOLIO, A SERIES OF
          DIVERSIFIED INVESTORS PORTFOLIOS, AND DIVERSIFIED INVESTMENT
                                 ADVISORS, INC.

      WHEREAS: the Equity Growth Portfolio, a series of Diversified Investors Portfolios ("Portfolio"), and Diversified Investment Advisors, Inc. ("Diversified") entered into an Investment Advisory Agreement ("Agreement") as of January 3, 1994 whereby Diversified would render investment advisory services to the Portfolio; and

      WHEREAS: Section 8 of the Agreement provides for its amendment by the Portfolio and Diversified provided that any material amendment must be approved by a majority vote of the outstanding securities of the Portfolio; and

      WHEREAS: the Portfolio and Diversified wish to amend the Agreement with respect to the applicable fee schedule; now

      THEREFORE: subject to obtaining the required majority vote of the outstanding securities of the Portfolio, the Agreement is amended as follows, such amendment to be effective as of November 15, 1996.

      The first sentence of Section 5 of the Agreement is amended in its entirety to read as follows:

      In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to .62% of the Portfolio's average daily net assets.

      This Amendment No. 1 to the Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of the Investment Company Act of 1940.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their officers designated below.

Attest:                        Diversified Investors Portfolios


_________________________      By:________________________________
                                    Tom Schlossberg
                                    Chairman and President


Attest:                        Diversified Investment Advisors, Inc.


------------------------       By:_________________________________

PROXY CARD                                                         PROXY CARD


                    DIVERSIFIED INVESTORS EQUITY GROWTH FUND
               A SERIES OF THE DIVERSIFIED INVESTORS FUNDS GROUP

                         A PROXY FOR A SPECIAL MEETING
                  OF SHAREHOLDERS TO BE HELD FEBRUARY 28, 1997

      The undersigned, revoking all Proxies heretofore given, hereby appoints each of [Tom A. Schlossberg, Robert F. Colby and Gerald L. Katz], or any of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned all shares in the Diversified Investors Equity Growth Fund (the "Fund"), a series of The Diversified Investors Funds Group (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577 on February 28, 1997, at __________, Eastern Time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING
PROPOSALS.

1. To consider and vote on approval of a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Chancellor LGT Asset Management, Inc.:

          _____ FOR          _____ AGAINST           _____ ABSTAIN

2. To consider and vote on approval of an Amendment to the Investment Advisory Agreement between Equity Growth Portfolio, a series of Diversified Investors Portfolios, and Diversified Investment Advisers, Inc.

          _____ FOR          _____ AGAINST           _____ ABSTAIN

3. (a) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants of the Fund for the year ended December 31, 1997:

          _____ FOR          _____ AGAINST           _____ ABSTAIN

3. (b) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants of Equity Growth Portfolio, a series of Diversified Investors Portfolios, for the year ended December 31, 1997:

          _____ FOR          _____ AGAINST           _____ ABSTAIN

      Adoption of the Amendment to the Investment Advisory Agreement pursuant to Proposal 2 is contingent upon approval of Proposal 1 by a majority of the outstanding voting securities of the Fund in accordance with the Investment Company Act of 1940, as amended.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________
                          -----------------------------------
                          Signature

                          -----------------------------------
                          Signature of joint owner, if any

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.